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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2003


                             THE LACLEDE GROUP, INC.
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             (Exact name of registrant as specified in its charter)

            Missouri                    1-16681                74-2976504
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 (State or other jurisdiction         (Commission            (IRS Employer
        of incorporation)             File Number)         Identification No.)

    720 Olive Street        St. Louis, Missouri                 63101
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  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (314) 342-0500
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                                      NONE
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          (Former name or former address, if changed since last report)




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Item 9.       Regulation FD Disclosure

         The following information is furnished pursuant to Item 9 as well as
Item 12, "Results of Operations and Financial Condition."

         On April 24, 2003, the Company issued its earnings news release furnished as Attachment 1.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE LACLEDE GROUP, INC.
                                              (Registrant)



                                         By: /s/ Douglas H. Yaeger
                                             --------------------------------
                                             Douglas H. Yaeger
                                             Chairman of the Board, President
                                                And Chief Executive Officer



April 24, 2003
    (Date)



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                                   Attachments


Attachment
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   1           The Laclede Group, Inc. earnings news release dated
               April 24, 2003.







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